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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (date of earliest event reported): September 1, 2000



                                ARIS CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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
           WASHINGTON                        0-22649                           91-1497147
 (State or Other Jurisdiction of      (Commission File Number)      (IRS Employer Identification No.)
         Incorporation)

              2229 - 112TH AVENUE N.E., BELLEVUE, WASHINGTON 98004
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               (Address of Principal Executive Offices) (Zip Code)
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                                 (425) 372-2747
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               Registrant's telephone number, including area code
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                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

        On September 1, 2000, Aris Corporation ("Aris") completed the sale of a majority of the outstanding shares of Noetix Corporation, formerly Aris Software, Inc., its previously wholly-owned subsidiary, pursuant to a Stock Purchase Agreement by and between Paul Y. Song, Aris Corporation and Noetix Corporation (the "Purchase Agreement"). A copy of the Purchase Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits.

                99.1 Stock Purchase Agreement by and between Paul Y. Song, Aris Corporation and Noetix Corporation.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARIS CORPORATION

                                       By:   /s/ D. Gamache
                                          ------------------------------------
                                           Diane Gamache, CPA
                                           Chief Financial Officer


Dated: September 20, 2000


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                                 EXHIBIT INDEX

Exhibit
 Number        Description
 ------        -----------
  99.1         Stock Purchase Agreement by and between Paul Y. Song, Aris
               Corporation and Noetix Corporation.